 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2014

GREENHUNTER RESOURCES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33893	20-4864036

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1048 Texan Trail

Grapevine, Texas 76051

(Address of principal executive offices, including zip code)

(972) 410-1044

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 11, 2014, GreenHunter Resources, Inc. (the “Registrant”) filed a shelf registration statement on Form S-3 (File No. 333-198051) (the “Shelf Registration Statement”) with the Securities and Exchange Commission (the “SEC”), which the Registrant has not yet requested be declared effective pending any comments from the SEC and the availability of the financial statements of certain subsidiary guarantors as provided in this Current Report on Form 8-K, for, amongst other things, the offer and sale by the Registrant from time to time in one or more offerings of any combination of its debt securities, guarantees of debt securities, common stock, preferred stock and warrants in an aggregate initial offering price of up to $150 million.

As stated in the Shelf Registration Statement, the obligations of the Registrant under any debt securities that it may issue pursuant to the Shelf Registration Statement may be guaranteed by certain of the Registrant’s subsidiaries, which are co-registrants under the Shelf Registration Statement (the “Guarantor Subsidiaries”). The Guarantor Subsidiaries are: GreenHunter Water, LLC, Hunter Hauling, LLC, GreenHunter Environmental Solutions, LLC, GreenHunter Pipeline, LLC, Hunter Disposal, LLC and GreenHunter Hydrocarbons, LLC. Accordingly, the Registrant is filing this Current Report on Form 8-K to provide the following financial statements regarding the Guarantor Subsidiaries as required by the SEC’s rules to be included in the Shelf Registration Statement:

(a) Audited consolidated financial statements for the Registrant as of and for the years ended December 31, 2013 and 2012, revised to include a new footnote regarding certain financial information for the Guarantor Subsidiaries, are filed as part of this Current Report on Form 8-K as Exhibit 99.1.

(b) Unaudited condensed consolidated financial statements for the Registrant, revised to include a new footnote regarding certain financial information for the Guarantor Subsidiaries, as of and for the three months ended March 31, 2014 and 2013, are filed as part of this Current Report on Form 8-K as Exhibit 99.2.

This information will be incorporated by reference into the Shelf Registration Statement at such time as the Shelf Registration Statement becomes effective. This Current Report on Form 8-K is being filed solely for the purposes described herein, and should be read in conjunction with the Registrant's Annual Report on Form 10-K for the year ended December 31, 2013 (the "2013 Form 10-K") and Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 (the "First Quarter 2014 Form 10-Q"). Except as described herein, the information in the 2013 Form 10-K and First Quarter 2014 Form 10-Q remain unchanged. No attempt has been made in this Current Report on Form 8-K to modify or update the disclosures in the 2013 Form 10-K or the First Quarter 2014 Form 10-Q.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of Hein & Associates LLP
99.1

GreenHunter Resources, Inc. Audited Consolidated Financial Statements as of and for the years ended December 31, 2013 and 2012, modified to include new Note 16 to the consolidated audited financial statements

99.2

GreenHunter Resources, Inc. Unaudited Condensed Financial Statements for the three months ended March 31, 2014 and 2013, modified to include new Note 13 to the condensed consolidated financial statements

101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema.
101.CAL	XBRL Taxonomy Extension Calculation.
101.DEF	XBRL Taxonomy Extension Definition.
101.LAB	XBRL Taxonomy Extension Label.
101.PRE	XBRL Taxonomy Extension Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENHUNTER RESOURCES, INC.

Date: August 20, 2014	By:	/s/ Morgan F. Johnston
Name: Morgan F. Johnston
Title: Sr. VP, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Hein & Associates LLP
99.1

GreenHunter Resources, Inc. Audited Consolidated Financial Statements as of and for the years ended December 31, 2013 and 2012, modified to include new Note 16 to the consolidated audited financial statements

99.2

GreenHunter Resources, Inc. Unaudited Condensed Financial Statements for the three months ended March 31, 2014 and 2013, modified to include new Note 13 to the condensed consolidated financial statements

101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema.
101.CAL	XBRL Taxonomy Extension Calculation.
101.DEF	XBRL Taxonomy Extension Definition.
101.LAB	XBRL Taxonomy Extension Label.
101.PRE	XBRL Taxonomy Extension Presentation.